UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                           ____________

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): October 24, 2005
                                                    ----------------


                        PETMED EXPRESS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)

                 Commission file number 000-28827

           FLORIDA                                     65-0680967
---------------------------------                  -------------------
  (State or other jurisdiction                       (IRS Employer
of incorporation or organization)                  Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida            33069
---------------------------------------------          ----------
  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (954) 979-5995
                                                    --------------
                          Not Applicable
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities
      Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01   Regulation FD Disclosure

Item 8.01   Other Events

       On October 24, 2005, PetMed Express, Inc. discussed its financial results for the quarter ended September 30, 2005. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

99.1    Conference call transcript by PetMed Express, Inc. on October
        24, 2005

                           SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date October 27, 2005

By: /s/  Menderes Akdag
   ---------------------------
   Menderes Akdag

   Chief Executive Officer
   (principal executive officer)

By: /s/  Bruce S. Rosenbloom
   ---------------------------
   Bruce S. Rosenbloom

   Chief Financial Officer
   (principal financial and accounting officer)

                           EXHIBIT INDEX

Exhibit No.                      Description
----------                       -----------

   99.1 Conference call transcript by PetMed Express on October 24, 2005